                                                                 EXHIBIT 10.28


                         KOSAN BIOSCIENCES INCORPORATED

                               ---------------

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

        This Series C Preferred Stock Purchase Agreement (the "Agreement") is made as of March 30, 2000 among Kosan Biosciences Incorporated, a California corporation (the "Company"), with principal executive offices at 3832 Bay Center Place, Hayward, California 94545, and the persons and entities listed on the Schedule of Purchasers attached hereto as EXHIBIT A (the "Purchasers").




                                  SECTION  1.

                  AUTHORIZATION AND SALE OF SERIES C PREFERRED STOCK

          1.1 AUTHORIZATION OF SERIES C PREFERRED STOCK. Prior to the Closing (as defined in Section 2 below), the Company will have duly adopted and filed with the California Secretary of State its Amended and Restated Articles of Incorporation (the "Articles") in the form attached hereto as EXHIBIT B, authorizing the issuance of shares of Series C Preferred Stock (the "Series C Preferred") having the rights, privileges, and preferences set forth therein, and will have authorized the issuance pursuant to this Agreement of up to 1,050,000 shares of Series C Preferred (the "Shares"). For purposes hereof, the "Conversion Stock" means the shares of the Company's Common Stock issuable or issued upon conversion of the Shares issued and sold pursuant to this Agreement.

          1.2 SALE OF SERIES C PREFERRED STOCK. Subject to the terms and conditions of this Agreement, the Company will severally issue and sell to each Purchaser at the Closing, and each Purchaser will severally buy from the Company, that number of shares of Series C Preferred specified opposite such Purchaser's name in the Schedule of Purchasers attached hereto as EXHIBIT A for a purchase price of $31.00 per share. The Company's agreement with each Purchaser is a separate agreement, and the sale of the Series C Preferred to each Purchaser is a separate sale.

                                   SECTION  2

                            CLOSING DATES; DELIVERY

          2.1 CLOSING DATES. The closing of the purchase and sale of the Series C Preferred hereunder shall take place at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California at 10:00 a.m., local time, on March 30, 2000 (the "Closing"), or at such other time and place upon which the Company and the Purchasers shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

          2.2 DELIVERY. At the Closing, the Company will deliver to each Purchaser a certificate or certificates, registered in such Purchaser's name set forth on the Schedule of

Purchasers, representing the number of shares of Series C Preferred designated in the Schedule of Purchasers to be purchased by such Purchaser, against delivery to the Company by such Purchaser of a check payable to the Company or a wire transfer per the Company's instructions in the amount of the purchase price therefor, as indicated in the Schedule of Purchasers.


                                   SECTION  3

                   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in the Schedule of Exceptions attached hereto as EXHIBIT C, the Company represents and warrants to the Purchasers as follows:

          3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as presently contemplated to be conducted. The Company is not currently qualified to do business as a foreign corporation in any jurisdiction, and the failure to be so qualified will not have a material adverse affect on the Company's business as now conducted. The Company has made available to the Purchasers copies of the Articles and the Company's Bylaws, as currently in effect.

          3.2 CORPORATE POWER. The Company has and will have at the Closing Date all requisite legal and corporate power and authority to execute and deliver this Agreement, the Third Amended and Restated Registration Rights Agreement in the form attached hereto as EXHIBIT D (the "Registration Rights Agreement"), the Third Amended and Restated Voting Agreement in the form attached hereto as EXHIBIT E (the "Voting Agreement"), to sell and issue the Shares hereunder, to issue the Conversion Stock and to carry out and perform its obligations under the terms of this Agreement, the Registration Rights Agreement and the Voting Agreement.

          3.3 SUBSIDIARIES. The Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

          3.4 CAPITALIZATION. Immediately prior to the Closing, the authorized capital stock of the Company will consist of 12,000,000 shares of Common Stock and 4,348,182 shares of Preferred Stock, 1,480,000 shares of which are designated "Series A Preferred Stock" (hereinafter, the "Series A Preferred"), 1,818,182 shares of which are designated "Series B Preferred" (hereinafter the "Series B Preferred") and 1,050,000 shares of which are designated Series C Preferred. Immediately prior to the Closing, there will be issued and outstanding 2,159,148 shares of Common Stock, 1,451,195 shares of Series A Preferred 1,818,182 shares of Series B Preferred and no shares of Series C Preferred. All issued and outstanding shares of Common Stock, Series A Preferred and Series B Preferred have been duly authorized and validly issued, and are fully paid and nonassessable. The Company has reserved 1,050,000 shares of Series C Preferred for issuance hereunder. The Company has also reserved 1,451,195 shares of its Common Stock for issuance upon conversion of the Series A Preferred, 1,818,182 shares of its Common Stock for issuance upon conversion of the Series B Preferred and 1,050,000 shares of Common Stock for issuance upon conversion of the Series C Preferred. The Series C Preferred shall have the rights, preferences, privileges and restrictions set forth in the Articles. The Company has reserved 1,075,000 shares of Common Stock for issuance pursuant to its 1996 Stock Option Plan, as amended. Except as set forth above, there are no options, warrants or other rights to purchase any of the Company's authorized and unissued capital stock. Except pursuant to and set forth in this Agreement and the Voting Agreement, to the Company's knowledge there are no voting trusts or agreements, shareholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company (whether or not the Company is a party thereto). Except as set forth in the agreements named on the Schedule of Exceptions, the Company has not granted any additional rights, benefits or privileges to any holder of the Series A Preferred, the Series B Preferred or to any of the Purchasers. All of the outstanding securities of the Company were issued in compliance with the registration or exemption provisions of all applicable federal and state securities laws. No stock split, dividend, other recapitalization, or similar event or act has been effected, declared, or voted since the Balance Sheet Date, as hereinafter defined.

          3.5 AUTHORIZATION. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Voting Agreement, the authorization, sale, issuance and delivery of the Series C Preferred and the Conversion Stock, and the performance of all of the Company's obligations hereunder and under the Registration Rights Agreement and the Voting Agreement has been taken or will be taken prior to the Closing. This Agreement, the Registration Rights Agreement and the Voting Agreement when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, will be fully paid and nonassessable; the Conversion Stock has been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Articles, will be validly issued, fully paid and nonassessable; and the Shares and the Conversion Stock will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the holders; PROVIDED, however, that the Shares and the Conversion Stock may be subject to restrictions on transfer under state and/or federal securities laws.

          3.6 FINANCIAL STATEMENTS. Attached to the Schedule of Exceptions is a copy of the Company's unaudited balance sheet as at December 31, 1999 (the "Balance Sheet Date"), unaudited statement of cash flow for December 31, 1999 and unaudited income statement for December 31, 1999 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated. The Financial Statements fairly present the financial condition and operating results of the Company as of and for the periods indicated. Except as set forth in the Financial Statements, as of the date hereof the Company has no liabilities, contingent or otherwise, which individually or in the aggregate would be material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          3.7  CHANGES. Since The Balance Sheet Date there has not been:

               (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

               (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted);

               (c) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted);

               (d) any change, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company, in the contingent obligations of the Company by way of guaranty or any assurance of performance or payment, endorsement, indemnity, warranty, or otherwise;

               (e) any waiver by the Company of a valuable right or of a material debt owed to it;

               (f) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject (including any agreement set forth on the Schedule of Exceptions);

               (g) any material change in any compensation arrangement or agreement with any employee;

               (h) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

               (i) any resignation or termination of employment of any key officer of the Company; and the Company does not know of the impending resignation or termination of employment of any such officer;

               (j) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

               (k) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

               (l) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

               (m) any declaration, setting aside or payment of any dividend or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

               (n) any agreement or commitment by the Company to do any of the things described in this Section 3.7; or

               (o) any other event or condition of any character that has materially and adversely affected the business, prospects, condition, affairs, operations, properties or assets of the Company.

          3.8 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties (both real and personal) and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations or the proposed operations of the Company, and which have not arisen otherwise than in the ordinary course of business.

          3.9 TAXES. The Company has filed all tax returns, federal, state, county and local, required to be filed by it, and the Company has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties.

          3.10 COMPLIANCE WITH OTHER INSTRUMENTS, NONE BURDENSOME, ETC. The Company is not in violation of any term of the Articles or its Bylaws, or in violation in any material respect of any term or provision of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree (including any agreement set forth on the Schedule of Exceptions) (hereinafter referred to collectively as "Contracts"), and is not in violation of any order, statute, rule or regulation applicable to the Company where such violation would materially and adversely affect the Company. The execution, delivery and performance of and compliance with this Agreement, the Registration Rights Agreement, the Voting Agreement and the issuance of the Series C Preferred and the Conversion Stock, have not resulted and will not result in any violation of, or conflict with, or constitute a default under, the Articles, the Company's Bylaws or any Contract, nor result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

          3.11 LITIGATION, ETC. There are no actions, suits, proceedings or investigations pending against the Company or its properties before any court or governmental agency nor, to the Company's knowledge, is there any basis therefor or threat thereof. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action, suit, proceeding, or investigation by the Company pending or threatened against others.

          3.12 INTELLECTUAL PROPERTY. To the Company's knowledge, the Company owns or possesses adequate licenses or other sufficient rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know how (collectively, "Intellectual Property") necessary to the conduct of its business as now conducted and as currently contemplated to be conducted. Set forth on the Schedule of Exceptions is a list of all third party patents and patent applications of which the Company is aware that may be relevant to the Company's research. The Company has taken such precautions and measures as it believes are reasonably necessary to protect the confidentiality and value of its Intellectual Property. The Company has not received any communications alleging that the Company has violated or, by conducting its business as currently contemplated to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

          3.13 EMPLOYEES. To the Company's knowledge, no employee of the Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of such employee with the Company or any other party because of the nature of the business conducted by the Company, nor is any employee of the Company subject to any judgment, decree or order of any court or administrative agency or subject with respect to any prior employer to any non-contractual obligation, that would interfere with such employee's duties to the Company or that would conflict with the Company's business as now conducted. Each current or previous employee, officer and consultant of the Company has executed agreements with the Company regarding confidentiality and assignment of inventions, forms of which are attached hereto as EXHIBIT G (each, an "Employee Proprietary Information and Invention Assignment Agreement"). The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been validly assigned to the Company.

          3.14 REGISTRATION RIGHTS. Except as set forth in the Registration Rights Agreement, the Company is not under any contractual obligation to register (as defined in the Registration Rights Agreement) any of its currently outstanding securities or any of its securities which may hereafter be issued.

          3.15 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority or any private party on the part of the Company is required in connection with the valid execution and delivery of this Agreement, the Registration Rights Agreement, the Voting Agreement, or the offer, sale or issuance of the Series C Preferred (and the Conversion Stock), or the consummation of any other transaction contemplated hereby, except (a) filing of the Articles in the office of the California Secretary of State, (b) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Series C Preferred (and the Conversion Stock) under the California Corporate Securities Law of 1968, as amended, and other applicable securities laws, and (c) the consent of the parties to the Registration Rights Agreement and the Voting Agreement to the amendment and restatement of such agreements.

          3.16 OFFERING. Subject to the accuracy of the Purchasers' representations in Section 4 hereof, the offer, sale and issuance of the Series C Preferred to be issued in conformity with the terms of this Agreement, and the issuance of the Conversion Stock, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

          3.17 MINUTE BOOKS. The minute books of the Company made available to the Purchasers contain a complete summary of all meetings of directors and shareholders since the date of incorporation and reflect all transactions referred to in such minutes in all material respects.

          3.18 RELATED-PARTY TRANSACTIONS. Except as disclosed in the Financial Statements, (a) no 5% or greater shareholder of the Company nor any general partner thereof, (b) no employee, officer, or director of the Company or any 5% or greater shareholder of the Company, and (c) no member of the immediate family of any of the persons listed in (a) or (b) above, is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officer, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any employee, officer or director of the Company, and no member of the immediate family of any 5% or greater shareholder of the Company nor any general partner, employee, officer or director thereof, is directly or indirectly interested in any material contract with the Company.

          3.19 EMPLOYEE BENEFIT PLANS. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974 or any employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement.

          3.20 REAL PROPERTY HOLDING CORPORATION. The Company is not a real property holding corporation within the meaning of Internal Revenue Code
Section 897(c)(2) and any regulations promulgated thereunder.

          3.21 INSURANCE. The Company has fire and casualty and other insurance policies with coverage customary for companies similarly situated to the Company.

          3.22 LIABILITIES. The Company has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities, not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to the Balance Sheet Date which have not been, either in any individual case or in the aggregate, materially adverse.

          3.23 FULL DISCLOSURE. This Agreement, the Schedule of Exceptions, the Exhibits hereto, the Registration Rights Agreement and the Voting Agreement do not contain any untrue statement of a material fact nor, to the Company's knowledge, omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading. Notwithstanding the foregoing, any projections provided to the Purchasers were prepared by the Company in a good faith effort to describe the Company's business as now conducted and as currently contemplated to be conducted, as well as the Company's products and currently contemplated products and the markets therefor. The assumptions underlying these projections were based upon reasonable investigation by the Company as of the date thereof; however, there is no assurance that these assumptions will prove to be valid or that the objectives reflected in such projections will be achieved. There is no fact within the knowledge of the Company (other than publicly known facts relating exclusively to political or economic matters of general applicability that will adversely affect all comparable entities) that may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the transactions contemplated herein.

          3.24    AGREEMENTS; ACTION.

               (a) Except for agreements explicitly contemplated hereby, agreements between the Company and its employees and consultants with respect to the sale of the Company's Common Stock, there are no agreements, understandings or proposed transactions between the Company and any of its officers or directors or any affiliate thereof.

               (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products), or
(iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business).

               (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          3.25 COMPLIANCE WITH LAWS; PERMITS. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business as currently conducted or as currently contemplated to be conducted, or the ownership of its properties, which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares or the Conversion Stock, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as currently conducted.

          3.26 ENVIRONMENTAL AND SAFETY LAWS. To its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

          3.27 QUALIFIED SMALL BUSINESS. The Company represents and warrants to the Purchasers that, to the best of its knowledge, the Series C Preferred qualifies as "Qualified Small Business Stock" as defined in Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "Code") as of the date hereof. The Company will comply with the reporting and record keeping requirements of Section 1202 of the Code and any regulations promulgated thereunder. The Company will use reasonable efforts to not repurchase any stock of the Company if such repurchase would cause such Series C Preferred not to so qualify as "Qualified Small Business Stock" provided, however, that the Company shall not be obligated to take any action or refrain from taking any action which the Company has determined, in good faith, is not in its best business interests.

          3.28 INVESTMENT COMPANY ACT. The Company is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          3.29 ANTI-ISRAELI BOYCOTT. The Company has not participated and is not participating in, an anti-Israeli boycott within the scope of Chapter 7 of Part 2 of Division 4 of Title 2 of the California Government Code as in effect from time to time.

          3.30 SBA REPRESENTATIONS. The Company, together with its "Affiliates" (as that term is defined at Section 107.50 of Title 13 of the Code of Federal Regulations), is a "Small Business" (as that term is defined in Section 107.50 of Title 13 of the Code of Federal Regulations).

                                   SECTION  4.

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

        Each Purchaser hereby severally represents and warrants to the Company with respect to the purchase of the Shares as follows:

          4.1 INVESTMENT EXPERIENCE. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that such Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

          4.2 ACCREDITED INVESTOR. Such Purchaser is either (i) an "accredited investor" as that term is defined in Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect, or (ii) has a preexisting personal or business relationship with the Company or any of its officers, directors or controlling persons, or by reason of such Purchaser's business or financial experience or the business or financial experience of such Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect such Purchaser's own interests in connection with the purchase of the Series C Preferred.

          4.3 INVESTMENT. Such Purchaser is acquiring the Series C Preferred and the underlying Common Stock for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser understands that the Series C referred to be purchased and the underlying Common Stock have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein.

          4.4 RULE 144. Such Purchaser acknowledges that the Series C Preferred and the Conversion Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three month period not exceeding specified limitations.

          4.5 NO PUBLIC MARKET. Such Purchaser understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities.

          4.6 ACCESS TO DATA. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management. Such Purchaser also has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Such Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description; provided, that this representation shall not be deemed to limit the representations of the Company under Section 3. Such Purchaser's decision to enter into the transactions contemplated hereby is based on its own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

          4.7 AUTHORIZATION. This Agreement, the Registration Rights Agreement and the Voting Agreement, when executed and delivered by such Purchaser, will each constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

          4.8 TAX LIABILITY. Such Purchaser has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such tax consequences, such Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents. Such Purchaser understands and agrees that it (and not the Company) shall be responsible for any of its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.


                                SECTION 5

                   CONDITIONS TO CLOSING OF PURCHASERS

        The Purchasers' obligations to purchase the Shares at the Closing are, at the option of the Purchasers, subject to the fulfillment of the following conditions:

          5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company in Section 3 hereof, as qualified by EXHIBIT C, shall have been true and correct when made and shall be true and correct as of the Closing Date.

          5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

          5.3 NO INJUNCTION, ORDER, ETC. No preliminary or permanent injunction or other binding order, decree or ruling issued by a court or governmental agency shall be in effect which shall have the effect of preventing the consummation of the transactions contemplated by this Agreement.

          5.4 OPINION OF COMPANY'S COUNSEL. The Purchasers shall have received from Wilson Sonsini Goodrich & Rosati, counsel to the Company, an opinion addressed to them, dated the Closing Date, in substantially the form of EXHIBIT G.

          5.5 COMPLIANCE CERTIFICATE. The Company shall have delivered to the Purchasers a certificate of the Company, executed by the Chairman of the Board of the Company, dated the Closing Date, and certifying, among other things, to the fulfillment of the conditions specified in Sections 5.1 and
5.2 of this Agreement.

          5.6 REGISTRATION RIGHTS AGREEMENT. Each contemplated party thereto shall have executed and delivered the Registration Rights Agreement in substantially the form attached hereto as EXHIBIT D.

          5.7 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series C Preferred and the Conversion Stock.

          5.8 ARTICLES. The Articles shall have been filed with the California Secretary of State.

          5.9 LEGAL MATTERS. All material matters of a legal nature which pertain to this Agreement and the transactions contemplated hereby shall have been reasonably approved by counsel to the Purchasers.

          5.10 SUPPORTING DOCUMENTS. The Purchasers or their counsel shall have received copies of the following documents:

                (a) (i) the Articles, certified as of a recent date by the Secretary of State of the State of California, and (ii) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company and a certificate of the California Franchise Tax Board as to the payment of taxes by the Company;

                (b) a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying: (i) that attached thereto is a true and complete copy of the Bylaws of the Company as in effect on the date of such certification; (ii) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the shareholders of the Company authorizing the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Voting Agreement, the issuance, sale and delivery of the Series C Preferred Stock and the reservation of the Conversion Stock, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement, the Registration Rights Agreement and the Voting Agreement; and (iii) that the Articles have not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (a)(ii) above.

          5.11 EMPLOYEE PROPRIETARY INFORMATION AGREEMENTS. The Company and all Company officers, consultants and employees shall have executed and delivered an Employee Proprietary Information and Invention Assignment Agreement in the form attached hereto as EXHIBIT F.

          5.12 PURCHASE AND DELIVERY OF SHARES. Purchasers of an aggregate of at least $10,000,000 of Series C Preferred shall have paid the purchase price therefor to the Company and the Company shall have delivered to each such Purchaser at the Closing a stock certificate(s) representing the number of the Shares to be acquired by such Purchaser, as designated in EXHIBIT A.

          5.13 VOTING AGREEMENT. Each party thereto and the Company shall have executed the Voting Agreement in the form attached as EXHIBIT E.

          5.14 SMALL BUSINESS CONCERN DOCUMENTS. The Company shall have executed and delivered to each Purchaser who requests them, a Size Status Declaration on SBA Form 480 and an Assurance of Compliance on SBA Form 652, and shall provided to each Purchaser who so requests information necessary for the preparation of a Portfolio Financing Report on SBA Form 1031. Any information provided by the Company to any Purchaser pursuant to this Section
5.15 shall be accurate and complete.


                                SECTION 6

                     CONDITIONS TO CLOSING OF COMPANY

          The Company's obligation to sell and issue the Shares at the Closing Date is, at the option of the Company, subject to the fulfillment as of the Closing Date of the following conditions:

          6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct when made and shall be true and correct on the Closing Date.

          6.2 BLUE SKY COMPLIANCE. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series C Preferred and the Conversion Stock.

          6.3 ARTICLES. The Articles shall have been filed with the California Secretary of State and shall be in full force and effect on the Closing Date.

          6.4 REGISTRATION RIGHTS AGREEMENT. Each contemplated party thereto shall have executed and delivered the Registration Rights Agreement in substantially the form attached hereto as EXHIBIT D.

          6.5 LEGAL MATTERS. All material matters of a legal nature which pertain to this Agreement, and the transactions contemplated hereby, shall have been reasonably approved by counsel to the Company.

          6.6 COVENANTS. All covenants, agreements, and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

          6.7 VOTING AGREEMENT. Each party thereto shall have executed the Voting Agreement in the form attached as EXHIBIT E.


                                 SECTION 7

                          COVENANTS OF THE COMPANY

          The Company hereby covenants and agrees as follows:

          7.1 ANNUAL, QUARTERLY AND MONTHLY FINANCIAL INFORMATION. So long as a Purchaser holds at least 50,000 shares of Series C Preferred or Conversion Stock or a combination of both (as adjusted for stock splits, stock dividends and the like), the Company shall deliver to such Purchaser
(i) as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, annual financial statements (balance sheet, income statement and statement of cash flows) that have been audited by a nationally recognized firm; (ii) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within 21 days thereafter, unaudited quarterly financial statements (balance sheet, income statement and statement of cash flows) prepared in accordance with generally accepted accounting principles consistently applied; and (iii) upon the request of any such Purchaser, as soon as practicable after the end of each month, unaudited monthly financial statements (balance sheet, income statement and cash flows), and upon the request of any Purchaser that holds at least 100,000 shares of Series C Preferred or Conversion Stock or a combination of both (as adjusted for stock splits, stock dividends and the like), a reconciliation comparing such monthly statements to the operating plan.

          7.2 ADDITIONAL INFORMATION RIGHTS. So long as a Purchaser holds at least 100,000 shares of Series C Preferred or Conversion Stock or a combination of both (as adjusted for stock splits, stock dividends and the like), the Company will (i) furnish such Purchaser with a copy of the Company's annual operating plan within thirty (30) days prior to the beginning of the Company's fiscal year, and (ii) permit such Purchaser and its representatives to visit and inspect the Company's properties and to examine its books of account and to discuss the Company's affairs, finances and accounts with its officers and other Company designated representatives, all at such reasonable times as may be requested by such Purchaser on five days prior notice; PROVIDED, HOWEVER, that the Company will not be obligated pursuant to this Section 7.2 to provide any information on its technology which it reasonably considers to be a trade secret or similar confidential information.

          7.3 TERMINATION OF ADDITIONAL INFORMATION RIGHTS. The Company's obligations under Section 7.1 and Section 7.2 shall terminate and be of no further force or effect upon a Qualified IPO (as such term is defined in the Company's Articles.)

          7.4 EMPLOYEE PROPRIETARY INFORMATION AGREEMENTS. The Company shall obtain, and shall cause its subsidiaries to obtain, an Employee Proprietary Information and Invention Assignment Agreement in substantially the form of EXHIBIT F from all future officers, key employees, other employees and consultants who will have access to confidential information of the Company or any of its subsidiaries, upon their employment by the Company or any of its subsidiaries.

          7.5 KEY PERSON LIFE INSURANCE. The Company will use its best efforts to obtain and maintain term life insurance under a policy or policies issued by insurers of recognized standing in the aggregate amount of $1,000,000.00 on the lives of each of Daniel V. Santi and Chaitan Khosla with the Company named as sole beneficiary of such insurance. Such policy or policies will remain in force for so long as the Board of Directors shall determine.

          7.6 RESERVATION OF ADDITIONAL SHARES FOR ISSUANCE UNDER 1996 STOCK PLAN. Until the earlier of (i) six (6) months after the Closing or (ii) the effective date of the Company's initial public offering, the Company will not grant options covering more than 150,000 shares in addition to those currently authorized under the Company's 1996 Stock Plan without first obtaining the consent of the holders of at least fifty percent (50%) of the Series C Preferred.


                                SECTION 8

                           RIGHT OF FIRST OFFER

          For so long as a Purchaser holds at least 180,000 shares of Common Stock and/or Common Stock equivalents (including, for purposes of this Section 8, shares of Common Stock issued or issuable upon the conversion of shares of Series C Preferred, subject to proportional adjustment to reflect stock splits, stock dividends and the like), such Purchaser(s) ("Investor(s)")will be entitled to the following right of first offer:

          8.1 OFFER OF SECURITIES. Except in the case of Excluded Securities (as hereafter defined), the Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any (i) shares of Common Stock, (ii) any other equity security of the Company, (iii) any debt security of the Company that is a combination of debt and equity, (iv) any debt security of the Company that by its terms is convertible into or exchangeable for any equity security of the Company, or
(v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of the Company, unless in each case the Company shall have first offered to sell to such Investor(s) such securities (the "Offered Securities"), at a price and on such other terms as shall have been specified by the Company in writing delivered to the Investor(s) (the "Offer"), which offer by its terms shall remain open for a period of twenty (20) days from the date it is delivered by the Company to such Investor(s).

          8.2 NOTICE OF ACCEPTANCE. Such Investor(s) shall each have the right to purchase up to that portion of the Offered Securities which is equal to the product obtained by multiplying the number of Offered Securities by a fraction, the numerator of which shall be the number of shares of the Common Stock of the Company (assuming full conversion of all issued and outstanding convertible securities) then owned by such Investor and the denominator of which shall be the total number of shares of the Common Stock of the Company (assuming full conversion of all issued and outstanding Preferred Stock) then issued and outstanding. Notice of an Investor's intention to accept an Offer shall be evidenced in writing by such Investor and delivered to the Company prior to the end of the 20-day period of such Offer, and shall set forth such portion of the Offered Securities as such Investor elects to purchase (the "Notice of Acceptance").

          8.3 OTHER PURCHASERS; CLOSING. The Company shall have 120 days from the expiration of the foregoing 20-day period to sell all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investor(s) (the "Refused Securities") to any other person or persons, but only upon terms and conditions, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other person or persons or less favorable to the Company than those set forth in the Offer. Upon the closing of the sale to such other person or persons of all the Refused Securities, which shall include payment of the purchase price to the Company in accordance with the terms of the Offer, the Investor(s) shall purchase from the Company, and the Company shall sell to the Investor(s), the Offered Securities, if any, in respect of which a Notice of Acceptance was delivered to the Company by the Investor(s) upon the terms specified in the Offer. The purchase by the Investor(s) of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investor of a purchase agreement relating to such Offered Securities on substantially the same terms as the Refused Securities are sold to such other person or persons. In each case, any Offered Securities not purchased by the Investor(s) or other person or persons in accordance with this Section 8.3 may not be sold or otherwise disposed of until they are again offered to the Investor(s) under the procedures specified in this Section 8.

          8.4  EXCLUDED SECURITIES. The rights of the Investor(s) under this
Section 8 shall not apply to the following securities (the "Excluded
Securities"):

               (i) Shares of Common Stock issuable or issued to employees, officers, directors or consultants of the Company directly or pursuant to a stock option plan or stock purchase plan or any stock option grant, stock purchase agreement or other agreement, in each case approved by at least sixty-five percent (65%) of the members of the Board of Directors of the Company;

               (ii) Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock;

               (iii) Common Stock issued upon conversion of any shares of Preferred Stock;

               (iv) any securities issued for consideration (other than cash) pursuant to a merger, consolidation, acquisition or similar business combination; and

               (v) Common Stock issued upon conversion of any other shares of convertible securities of the Company, provided that the right of first offer established by this Section 8 applied with respect to the initial sale or grant by the Company of such securities.

          8.5 NON-ASSIGNMENT. Notwithstanding the provisions of Section 9.3 hereof, the rights under this Section 8 shall not be assignable except to an Affiliate of the Investor. For purposes of this Section 8.5, "Affiliate" shall mean any person controlling, controlled by or under common control with another person. "Control" shall mean the right to direct the management or policies of the person or to elect or appoint a majority of its managerial body (such as the board of directors of a corporation, the managers of a limited liability company, the general partners of a partnership, the trustees of a trust, etc.), or the ownership of more than 50% of the equity interests of the person. "Person" shall mean any individual, corporation, company, partnership, trust, association or other legal entity.

          8.6 TERMINATION OF RIGHT. Notwithstanding the foregoing provisions of this Section 8, the rights of the Investors and the obligations of the Company under this Section 8 shall be inapplicable to securities offered pursuant to a Qualified IPO and the provisions of this Section 8 shall terminate upon (i) the consummation of a Qualified IPO (as such term is defined in the Articles), and (ii) a consolidation or merger of the Company with or into any other entity or entities, the acquisition of the Company by any other entity or entities, or the sale of all or substantially all of the assets or voting control of the Company in which the prior shareholders of the Company do not own at least a majority of the outstanding shares of the surviving entity.

                              SECTION 9

                            MISCELLANEOUS

          9.1 GOVERNING LAW. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of California as applied to agreements made and performed in California by residents of the State of California.

          9.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby.

          9.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; PROVIDED, HOWEVER, that the rights of a Purchaser to purchase the Series C Preferred shall not be assignable except as set forth in Section 8.5.

          9.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; PROVIDED, HOWEVER, that holders of at least seventy percent (70%) of the Conversion Stock may, with the Company's written consent (which consent may be evidenced by execution of an amendment, waiver or other modification), waive, modify or amend on behalf of all holders, any provisions hereof. Each Purchaser acknowledges that by the operation of this
Section 9.4 the holders of seventy percent (70%) of the Conversion Stock may have the right and power to diminish or eliminate all rights of such Purchaser under this Agreement.

          9.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be, (i) if to a domestic address, mailed by registered or certified mail, postage prepaid, or (ii) if to an overseas address, by international air courier or other comparable international air express service specifying not more than three days' delivery, or in any case if otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address set forth in Exhibit A, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth above and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Purchasers. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or five days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or if sent by international air courier or air express service, three business days after shipment by the sender.

          9.6 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE

ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          9.7 EXPENSES. The Company and each Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, except that at the Closing the Company shall pay the reasonable fees and expenses of Testa, Hurwitz & Thibeault, LLP, as special counsel to the Purchasers, in an amount not to exceed $20,000 and will also reimburse AP Asset Management for up to $20,000 in costs of intellectual property and other due diligence review.

          9.8 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without such provision; PROVIDED, HOWEVER, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

          9.9 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

          9.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

          9.11 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation of this Section 9.11 being untrue.

          9.12 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Shares and Conversion Stock.

                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties have executed this Series C Preferred Stock Purchase Agreement as of the date first above written.



"COMPANY"                              KOSAN BIOSCIENCES INCORPORATED

                                       By:
                                           -------------------------------
                                       Title:
                                              ----------------------------



           (Signature Page to Series C Stock Purchase Agreement)